UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2008

Mirant Corporation

(Exact name of registrant as specified in charter)

Delaware	001-16107	20-3538156
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1155 Perimeter Center West, Suite 100, Atlanta, Georgia		30338
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 579-5000

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

(a) On November 6, 2008, the Board of Directors (the “Board”) of Mirant Corporation (“Mirant” or the “Company”), upon recommendation of the Nominating and Governance Committee, amended the Company’s Amended and Restated By-laws (the “By-laws”). The primary and substantive changes were as follows:

I.	Advance Notice Provisions for the Election of Directors and Stockholder Proposals, Article II, Section 11

•	Clarification has been added providing that the advance notice provisions apply to director nominations as well as shareholder proposals.

•

Language has been added stating that, in order to bring a business proposal or nominate a candidate for election as a director, a stockholder must now disclose, in addition to any ownership interests in common stock, interests in Mirant derivatives, short positions, any agreements which might give the stockholder a right to vote additional shares, any rights to dividends, and any other relationships or holdings that might affect either the stockholder’s or the nominee’s economic interest or control of the Company.

•

Language has been added requiring that stockholders disclose any underlying motives giving rise to a director nomination, such as any material monetary agreements, arrangements or understandings between a stockholder and his or her nominee.

•	Language has been added to require that stockholders provide the information set forth in the preceding bullet with respect to not only themselves but also to specified affiliates.

•

Language has been added to clarify that the advance notice provisions of the By-laws are applicable regardless of whether the stockholder making the proposal intends to utilize Rule 14a-8, promulgated by the SEC pursuant to the Securities Exchange Act of 1934, to access Mirant’s proxy statement.

II.	Indemnification and Advancement of Expenses, Article V

•

Language has been added expressly stating that the rights to indemnification and advancement of expenses are deemed to have fully vested at the time the indemnitee assumes his or her position with Mirant.

•

Clarification has been added providing that any amendment of such indemnification rights will not adversely affect any indemnitee’s indemnification rights relating to any proceeding involving an act, event, or circumstance occurring prior to the time of such amendment, regardless of whether such proceeding is brought before or after the indemnitee has ceased to be a director or officer of the Company.

The Board ordered the By-laws as so amended to be restated. The foregoing summary of the By-law amendments is qualified in its entirety by reference to the text of the Company’s By-laws, as amended and restated on November 6, 2008, a copy of which is attached hereto as Exhibit 3.2 and is incorporated by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Document

3.2	By-laws of Mirant Corporation, as amended and restated on November 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2008

Mirant Corporation

/s/ Thomas Legro
Thomas Legro Senior Vice President and Controller (Principal Accounting Officer)

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